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                                                                   EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 9, 1998 included in The Bibb Company's Annual Report on Form 10-K for the fiscal year ended January 3, 1998.



ARTHUR ANDERSEN LLP


Atlanta, Georgia
April 27, 1998